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LITHIA

Q2’10 COMPANY UPDATE

DISCLOSURE

This presentation includes "forward-looking statements" within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. Forward-looking statements in this presentation include our guidance regarding third quarter and full year 2010 results; statements regarding our future goals, plans, objectives and strategies; and projections regarding our future financial position and results of operations. Generally, you can identify forward-looking statements as statements other than those of historical fact and by terms such as "may," "will," "should," "expect," "plan," "intend," "forecast," "anticipate," "believe," "estimate," "predict," "potential," and "continue" or the negative of these terms or other comparable terminology. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation, future economic conditions and others set forth from time to time in our filings with the SEC including the "Risk Factors" section of our Annual Report on Form 10-K, as amended and supplemented from time to time by our Quarterly Reports on Form 10-Q and our other filings with the SEC. We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook. You should not place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made.

These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation, future economic conditions and others set forth from time to time in the company's filings with the SEC. We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook.

Additionally, this presentation contains certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income and diluted earnings per share from continuing operations, adjusted SG&A as a percentage of revenues and gross profit, adjusted operating margin and adjusted pre-tax margin adjusted to exclude certain items disclosed in the attached financial tables. Cash flows from operations were adjusted to include the change in non-trade floorplan debt to improve the visibility of cash flows related to vehicle financing. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company's disclosure, provides a meaningful presentation of the Company's results from its core business operations excluding adjustments for items not related to the Company's ongoing core business operations or other non-cash adjustments, and improves the period-to-period comparability of the Company's results from its core business operations.

1947 Photo


BODY & FENDER DEPT.
CHRYSLER & PLYMOUTH
SERVICE DEPARTMENT
LITHIA MOTORS
CHRYSLER • PLYMOUTH
SALES & SERVICE
CHRYSLER
PLYMOUTH
US ROYAL

THE BEGINNING: SINCE 1946

NAMED AFTER LITHIA SPRINGS IN ASHLAND, OR




Seattle [1]
Renton [2]
Spokane [3]
WASHINGTON
Tri-Cities [1]
Oregon City [1]
Eugene/Springfield [3]
OREGON
Roseburg [2]
Bend [1]
Grants Pass [1]
Medford [7]
Klamath Falls [1]
IDAHO
Boise [2]
Twin Falls [2]
Pocatello [2]
Missoula [1]
Great Falls [2]
Helena [2]
MONTANA
Billings [1]
NORTH DAKOTA
Grand Forks [3]
Eureka [1]
Redding [2]
NEVADA
Reno [4]
Santa Rosa [1]
Concord [1]
Seaside [2]
Fresno [4]
CALIFORNIA
Loveland [1]
Denver [1]
COLORADO
IOWA
Cedar Rapids [2]
Ames [2]
Des Moines [3]
Santa Fe [1]
NEW MEXICO
Midland [3]
Odessa [4]
Abilene [2]
San Angelo [3]
TEXAS
Bryan [1]
Corpus Christi [1]
ALASKA
Fairbanks [1]
Anchorage [5]
Wasilla [1]
Updated: 07/19/10

- I.P.O. in Dec. 1996 - 5 dealerships
- The 9th largest U.S. auto retailer
- Fortune 800 Company



LITHIA MOTORS OVERVIEW

84 DEALERSHIPS, 12 STATES, 26 BRANDS



Market Position

- Mid-sized regional markets
- Rural, single-point stores
- Higher demand for trucks and domestic brands

Operations

- Stable, profitable business
- Improved brand mix
- Leader in used vehicles

Growth

- Organic sales improvement
- Acquire underperforming stores
- Strong financial position

LITHIA'S DIFFERENTIATED MODEL




P R N D 2 L

PERFORMANCE AT A GLANCE


Revenue ($M)
$534.1
20.4%
$443.6
Q2 2009
Q2 2010


Adjusted Diluted EPS
$0.27
22.7%
$0.22
Q2 2009
Q2 2010

Note: See appendix for reconciliation of adjusted diluted EPS

- Same store sales increased 19%
- Service, body and parts revenues flat despite declining warranty and units in operation
- Exceeded high end of guidance by $0.06

Q2'10 FINANCIAL RESULTS



New Vehicle Same Store Gross Profit Change


5.1%
25.2%
21.2%
(1.1)%
Volume
Price
Margin
Total Change

Retail Used Vehicle Same Store Gross Profit Change


3.7%
18.7%
4.5%
10.6%
Volume
Price
Margin
Total Change

Service, Body & Parts Same Store Gross Profit Change


2.7%
0.6%
0.4%
(2.9)%
Volume
Price
Margin
Total Change
Note: SB&Ps volume based on total ticket count

- New vehicle same store gross profit up 25%
- Retail used vehicle same store gross profit up 19%
- Service, body and parts same store gross profit up slightly



GROSS PROFIT ANALYSIS

SERVICE, BODY AND PARTS

REVENUE MIX BY COMPONENT

Same Store Revenue Mix


9.4%
37.1%
53.5%
9.0%
37.3%
53.7%
9.6%
37.1%
53.3%
9.7%
36.2%
54.1%
8.6%
35.3%
56.1%
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Service
Wholesale Parts
Body Shop

Same Store Y-o-Y Revenue Change

	Q2'09	Q3'09	Q4'09	Q1'10	Q2'10
Customer Pay	(2.8)%	4.0%	3.0%	1.3%	5.2%
Warranty	(2.1)%	(11.9)%	(12.7)%	(13.4)%	(10.0)%
Wholesale Parts	(7.5)%	(4.6)%	(4.0)%	(9.0)%	0.7%
Body Shop	(9.5)%	(2.8)%	(11.3)%	(14.2)%	(8.8)%
Total	**(4.5)%**	**(2.2)%**	**(3.4)%**	**(6.0)%**	**(0.2)%**

- Same store sales flat in quarter
- Improving customer pay sales trend
- Warranty decline appears to be slowing



SERVICE TREND ANALYSIS

BUSINESS REMAINS STABLE DUE TO MIX SHIFT

- Consistent number of vehicles serviced per month
- More older vehicles being serviced
- Declining average sale per RO indicates some deferral of maintenance

Age of Serviced Vehicles

Avg # of Vehicles Serviced per Month


81,378
79,481
80,260
6+ Yrs
4-5 Yrs
2-3 Yrs
0-1 Yrs
24.3%
17.4%
26.3%
32.1%
27.7%
19.0%
28.1%
25.2%
31.8%
21.5%
28.3%
18.3%
2008
2009
2010

Note: Serviced vehicles defined as count of unique VINs

Average Sale per RO

Model Year (Aged)	**2008**	**2009**	**2010**
6+ Yrs	$323	$301	$297
4-5 Yrs	$308	$282	$284
2-3 Yrs	$256	$253	$253
0-1 Yrs	$223	$217	$219
Total	**$271**	**$262**	**$268**

Penetration Rates	Q2'09	Q2'10
Finance and Insurance	69%	70%
Service Contracts	41%	40%
LOF	36%	34%

F&I per Unit Breakdown


Insurance and Other
Service Contracts and LOFs
Finance Reserves
$126
$590
$283
$103
$506
$329
Q2 2009
Q2 2010
F&I per Unit
$999
$938

- Sold 1,600 "as-is" units in Q2'10 with below average F&I per unit of $350
- Deferral of self-insured LOF contracts reduce F&I per unit $60 in Q2'10 and $73 in Q2'09
- Penetration rates consistent with prior year

FINANCE AND INSURANCE

INCREMENTAL USED SALES IMPACTING METRIC



ACQUISITION CRITERIA

- Targets for initial investment
  - 100% 5-year after-tax ROI
  - 2x-4x EBITDA, including flooring interest
  - 10%-20% of Annual Revenues

COMPLETED ACQUISITIONS

Anchorage Kia *December 2009*	**($M)**	**Multiple**
Invested Capital	$1.2	
Annualized EBITDA	$0.4	3.0x
Annualized Revenues	$15.4	13%

Corpus Christi CJ *June 2010*	**($M)**	**Multiple**
Invested Capital	$0.5	
Est. EBITDA	$0.4	1.3x
Est. Annual Revenues	$8.1	6%

Bend Honda Chevrolet *July 2010*	**($M)**	**Multiple**
Invested Capital	$5.9	
Est. EBITDA	$1.9	3.1x
Est. Annual Revenues	$38.7	15%

Note: Annualized EBITDA and annualized revenues based on YTD 2010 performance. Estimated EBITDA and estimated annual revenues based on 2011 forecast



ACQUISITION DETAILS

FINDING OPPORTUNITIES AT COMPELLING PRICES

CHRYSLER UPDATE

ENCOURAGING DEVELOPMENTS AND TRENDS

Chrysler Unit Sales	**Q2 2010**
Ram Pickup	50%
Jeep Models	16%
Charger/Challenger/300	12%
Minivan	8%
Other	14%
Total	**100%**

Stand Alone Chrysler Stores


37
38% reduction
23
12/31/2007
6/30/2010

- Chrysler new vehicle same store sales up 28%; better than total new vehicle same store sales
- Chrysler stores comprise 27% of current store count
- Fiat disclosed Chrysler operating profit in Q2'10

SG&A ANALYSIS
IMPROVING LEVERAGE AS VOLUME RETURNS



Gross Profit ($M) & Adjusted SG&A


81.9%
79.6%
77.0%
$97.5
$86.3
$95.7
Q2 2008
Q2 2009
Q2 2010
Gross Profit
Adj SG&A as a % of GP

% of Gross Profit	**Q2'09**	**Q2'10**	**Change**
Personnel	49.4%	47.6%	(180) bps
Advertising	5.5%	7.2%	170 bps
Rent	4.3%	4.3%	- bps
Facility Cost	6.6%	5.5%	(110) bps
Other	13.8%	12.4%	(140) bps
Total	**79.6%**	**77.0%**	**(260) bps**

Note: See appendix for reconciliation of adjusted SG&A

- SG&A as a % of gross profit down in all areas except advertising
- Additional advertising to increase market share
- Second year-over-year decline in SG&A as a % of gross profit

$M	Q2'09	Q2'10	% Change
Gross Profit	**$86.3**	**$95.7**	**10.9%**
Personnel	$42.6	$45.5	6.9%
Advertising	$4.8	$6.9	44.5%
Facility Cost	$9.4	$9.4	(0.5)%
Other	$11.9	$11.9	0.3%
Adj SG&A	**$68.7**	**$73.7**	**7.3%**

Note: See appendix for reconciliation of adjusted SG&A

Q2'10 Incremental Throughput	$M
Change in Gross Profit	$9.4
Change in Adj SG&A	$5.0
% Incremental Throughput	**46.7%**

Q2'10 Incremental Throughput, at 2009 Advertising Levels	$M
Change in Gross Profit	$9.4
Change in Adj SG&A	$3.5
% Incremental Throughput	**63.5%**

- Retained 47% of each incremental gross profit dollar
- Assuming advertising % of gross profit consistent with 2009, retained 64% of each incremental gross profit dollar



GROSS PROFIT RETENTION

REMAINING DISCIPLINED IN COST CONTROLS



ASSET IMPAIRMENT CHARGES

CONVERTING NON-OPERATING ASSETS

- Evaluated all non-operating assets for impairment
- Non-operating assets 11% of total PP&E
- Disposal will save $0.12-$0.15 in annual expenses

Property, Plant and Equipment ($M)	**As of June 30, 2010**
Land	$112.7
Building	$195.7
Leaseholds	$18.3
Equipment	$36.6
Total	**$363.3**

Vacant Facilities & Bare Land	**($M)**
Pre-impairment Value	$54.6
Q2'10 Impairment	$(13.3)
Current Value	**$41.3**

BOOK VALUE PER SHARE

STOCK TRADING BELOW TANGIBLE BOOK VALUE

- 86% of book value in tangible assets
- No goodwill recorded on balance sheet
- $11.75 book value per share

$M	Assets	Liabilities	Net Value	Book Value per Share
Cash/CIT	$40.8	-	$40.8	$1.57
Inventory/Flooring	$361.1	$(234.9)	$126.2	$4.85
Other Current	$47.5	$(77.1)	$(29.6)	$(1.14)
PP&E/Debt	$363.2	$(255.9)	$107.3	$4.13
Other Long-term	$53.8	$(35.9)	$17.9	$0.69
Tangible BV	**$866.4**	**$(603.8)**	**$262.6**	**$10.10**
Intangibles (Franchise Value)	$42.9		$42.9	$1.65
Total BV	**$909.3**	**$(603.8)**	**$305.5**	**$11.75**

Note: Book value based on outstanding shares as of June 30, 2010


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FINANCIAL POSITION


1H 2010 Liquidity Developments ($M)
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
$12.8
$17.1
$3.5
$26.7
($2.4)
($42.2)
($0.1)
$15.4
Beginning Cash
Adj CF from Ops
Sale of Assets / Stores
Debt Proceeds
Cap Ex / Acquisitions
Debt Repayments
Other
Ending Cash
Changes in Cash

Note: See appendix for reconciliation of adjusted cash flow from operations

CASH FLOW ACTIVITY

STRONG OPERATIONAL CASH FLOWS



CURRENT LIQUIDITY

AMENDED CREDIT FACILITY

Immediately Available Funds ($M)	June 30, 2010
Cash and Cash Equivalents	$15.4
Availability on Line of Credit	71.2
Unfinanced New Vehicles	31.6
Total	**$118.2**

- Facility increased $25M to $75M total
- 3-year extension to June 2013
- Interest rate reduced 90 bps to L1+2.35%
- Line of credit undrawn at quarter-end

STABLE BALACE SHEET

MINIMAL NEAR TERM DEBT MATURITIES

- No debt except mortgages and new vehicle financing
- Comfortably in compliance with all financial covenants

Future Mortgage Debt Maturities ($M)


70
60
50
40
30
20
10
0
2010
2011
2012
2013
2014
2015
2016
Beyond
Avg Annual Adj CF from Ops

Note: Based on outstanding mortgages s of July 2 2010. See appendix for reconciliation of adjusted cash flow from operations



UPDATED GUIDANCE

Projected adjusted earnings range: **Q3'10 - $0.27 - $0.29**
FY 2010 - $0.72 - $0.77

ASSUMPTIONS

- Total revenues in range of $1.95 to $2.0 billion
- New vehicle same store sales increasing 12.4%
- New vehicle gross margin from 8.0% to 8.3%
- Used vehicle same store sales increasing 14.1%
- Used vehicle gross margin from 14.2% to 14.5%
- Service body and parts same store sales decreasing 2.0%
- Service body and parts gross margin from 48.1% to 48.7%
- Finance and insurance gross profit of $955 per unit
- Tax rate of 38.5%
- Estimated average diluted shares outstanding of 26.2 million
- Capital expenditures of approximately $3.5 million
- Chrysler market share consistent with full year 2009 levels


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APPENDIX

	2009 Quarterly Income Statement			
	Q4'09	Q3'09	Q2'09	Q1'09
New vehicle	210,494	266,769	211,760	192,306
Used vehicle	112,051	129,857	126,256	109,089
Wholesale used vehicles	18,212	20,223	17,751	16,513
Service, body and parts	71,268	74,538	72,312	72,957
Finance and insurance	12,299	15,704	14,857	13,537
Fleet and other	524	895	625	570
Total Revenues	**424,848**	**507,986**	**443,561**	**404,972**
Cost of Goods Sold	347,646	412,493	357,272	325,691
New vehicles	16,524	23,806	17,387	16,700
Retail used vehicles	15,429	19,742	18,329	13,666
Wholesale used vehicles	(5)	16	45	355
Service, body and parts	32,636	35,927	35,313	34,667
Finance and insurance	12,299	15,704	14,857	13,537
Fleet and other	319	298	358	356
Gross Profit	**77,202**	**95,493**	**86,289**	**79,281**
Asset impairment charges	152	1,967	3,520	1,677
SG&A	67,508	71,557	68,854	69,058
Depreciation – buildings	1,849	1,189	1,173	1,228
Depreciation and Amortization – other	4,466	2,694	2,796	2,863
Operating Income	**3,227**	**18,086**	**9,946**	**4,455**
Floorplan interest expense	2,387	3,053	2,664	2,911
Other interest expense	3,476	3,291	3,367	3,981
Other, net	(47)	(25)	(258)	(1,164)
Income before taxes	**(2,589)**	**11,767**	**4,173**	**(1,273)**
Income tax expense	(775)	4,792	1,634	(489)
Income from continuing operations	**(1,814)**	**6,975**	**2,539**	**(784)**



SUPPLEMENTAL INFORMATION

2009 QUARTERLY INCOME STATEMENTS

	2008 Quarterly Income Statement			
	Q4'08	Q3'08	Q2'08	Q1'08
New vehicle	207,378	310,655	332,629	316,870
Used vehicle	94,789	127,179	123,150	124,485
Wholesale used vehicles	14,871	24,959	25,417	31,229
Service, body and parts	74,211	76,470	75,528	77,387
Finance and insurance	13,819	20,870	21,373	21,441
Fleet and other	1,665	846	1,440	916
Total Revenues	**406,733**	**560,979**	**579,537**	**572,328**
Cost of Goods Sold	328,873	467,393	482,012	475,316
New vehicles	17,795	23,645	25,721	24,630
Retail used vehicles	11,122	12,789	14,575	14,972
Wholesale used vehicles	(721)	(1,179)	(775)	(461)
Service, body and parts	35,449	37,101	36,209	36,036
Finance and insurance	13,819	20,870	21,373	21,441
Fleet and other	396	360	422	394
Gross Profit	**77,860**	**93,586**	**97,525**	**97,012**
Asset impairment charges	1,157	1,955	335,012	-
SG&A	69,427	78,136	80,314	83,676
Depreciation – buildings	1,161	1,276	1,293	1,309
Depreciation and Amortization – other	2,847	2,867	3,133	3,173
Operating Income	**3,268**	**9,352**	**(322,227)**	**8,854**
Floorplan interest expense	5,586	4,737	5,234	5,251
Other interest expense	4,246	4,503	4,673	4,653
Other, net	(3,619)	(1,881)	(1,070)	(56)
Income before taxes	**(2,945)**	**1,993**	**(331,064)**	**(994)**
Income tax expense	(1,771)	972	(106,671)	(408)
Income from continuing operations	**(1,174)**	**1,021**	**(224,393)**	**(586)**



SUPPLEMENTAL INFORMATION

2008 QUARTERLY INCOME STATEMENTS

	Three Months Ended June 30,			
	Net income/(loss)		Diluted earnings per share	
	2010	2009	2010	2009
Continuing Operations				
As reported	$(1,514)	$2,539	$(0.06)	$0.12
Impairments and disposal gain	8,046	2,057	0.31	0.10
Lease termination and severance reserve	561	-	0.02	-
Gain on extinguishment of debt	-	(38)	-	-
Adjusted	$7,093	$4,558	$0.27	$0.22
Discontinued Operations				
As reported	$(205)	$1,124	$(0.01)	$0.05
Impairments and disposal (gain) loss	163	(1,869)	0.01	(0.09)
Adjusted	$(42)	$(745)	-	(0.04)
Consolidated Operations				
As reported	$(1,719)	$3,663	$(0.07)	$0.17
Adjusted	7,051	3,813	0.27	0.18

GAAP RECONCILIATION

Q2'10 ADJUSTED DILUTED EPS



	Six Months Ended June 30,			
	Net income/(loss)		Diluted earnings per share	
	2010	2009	2010	2009
Continuing Operations				
As reported	$(71)	$1,755	-	$0.08
Impairments and disposal gain	8,777	3,431	0.34	0.16
Lease termination and severance reserve	725	-	0.03	-
Gain on extinguishment of debt	-	(812)	-	(0.04)
Adjusted	$9,431	$4,374	$0.37	$0.20
Discontinued Operations				
As reported	$(381)	$3,237	$(0.02)	$0.16
Impairments and disposal (gain) loss	173	(5,421)	0.01	(0.26)
Adjusted	$(208)	$(2,184)	$(0.01)	(0.10)
Consolidated Operations				
As reported	$(452)	$4,992	$(0.02)	$0.24
Adjusted	9,223	2,190	0.36	0.10



GAAP RECONCILIATION

1H'10 ADJUSTED DILUTED EPS

2009 Quarterly Adjusted Net Income & Diluted EPS

	Net income/(loss)				Diluted earnings per share			
	Q4'09	Q3'09	Q2'09	Q1'09	Q4'09	Q3'09	Q2'09	Q1'09
Continuing Operations								
GAAP Basis	$(1,814)	$6,975	$2,539	$(784)	$(0.07)	$0.33	$0.12	$(0.04)
Impairments and disposal gain	(81)	1,571	2,057	1,374	(0.01)	0.06	0.10	0.07
Lease termination and severance reserve	1,149	-	-	-	0.05	-	-	-
Gain on extinguishment of debt	-	-	(38)	(774)		-	-	(0.04)
Adjusted	$(746)	$8,546	$4,558	$(184)	$(0.03)	$0.39	$0.22	$(0.01)
Discontinued Operations								
GAAP Basis	$260	$(1,262)	$1,124	$2,113	$0.01	$(0.06)	$0.05	$0.10
Impairments and disposal (gain) loss	(1,475)	306	(1,869)	(3,552)	(0.06)	0.02	(0.09)	(0.17)
Adjusted	$(1,215)	$(956)	$(745)	$(1,439)	$(0.05)	$(0.04)	$(0.04)	$(0.07)
Consolidated Operations								
GAAP Basis	$(1,554)	$5,713	$3,663	$1,329	$(0.06)	$0.27	$0.17	$0.06
Adjusted	(1,961)	7,590	3,813	(1,623)	$(0.08)	0.35	0.18	(0.08)

GAAP RECONCILIATION

2009 QUARTERLY ADJUSTED DILUTED EPS



2008 Quarterly Adjusted Net Income & Diluted EPS

	Net income/(loss)				Diluted earnings per share			
	Q4'08	Q3'08	Q2'08	Q1'08	Q4'08	Q3'08	Q2'08	Q1'08
Continuing Operations								
GAAP Basis	$(1,174)	$1,021	$(224,393)	$(586)	$(0.06)	$0.05	$(11.18)	$(0.03)
Impairments and disposal gain	917	1,668	227,652	-	0.04	0.08	11.34	-
Gain on extinguishment of debt	(4,018)	(743)	-	-	(0.19)	(0.04)	-	-
Adjusted	$(4,275)	$1,946	$3,259	$(586)	$(0.21)	$0.09	$0.16	$(0.03)
Discontinued Operations								
GAAP Basis	$(3,104)	$(3,384)	$(19,391)	$(1,575)	$(0.15)	$(0.17)	$(0.96)	$(0.08)
Impairments and disposal (gain) loss	957	4,787	14,505	-	0.05	0.24	0.72	-
Adjusted	$(2,147)	$1,403	$(4,886)	$(1,575)	$(0.10)	$0.07	$(0.24)	$(0.08)
Consolidated Operations								
GAAP Basis	$(4,278)	$(2,363)	$(243,784)	$(2,161)	$(0.21)	$(0.12)	$(12.14)	$(0.11)
Adjusted	(6,422)	3,349	(1,627)	(2,161)	(0.31)	0.16	$(0.08)	(0.11)



GAAP RECONCILIATION

2008 QUARTERLY ADJUSTED DILUTED EPS

	2010 Proforma Adjustments	
	Q2'10	Q1'10
Selling, general & administrative		
As reported	$74,813	$71,039
Impairments and disposal gain	(2)	367
Lease termination and severance reserve	(1,076)	(258)
Adjusted	$73,735	$71,148
Income from operations		
As reported	$3,268	$8,626
Impairments and disposal gain	13,262	1,124
Lease termination and severance reserve	1,076	258
Adjusted	$17,606	$10,008
Income (loss) from continuing operations before income taxes		
As reported	$(2,613)	$2,355
Impairments and disposal gain	13,262	1,124
Lease termination and severance reserve	1,076	258
Adjusted	$11,725	$3,737

GAAP RECONCILIATION

2010 SELECTED INCOME STATEMENT DETAIL



	2009 Proforma Adjustments			
	Q4'09	Q3'09	Q2'09	Q1'09
Selling, general & administrative				
GAAP Basis	$67,508	$71,557	$68,854	$69,058
Impairments and disposal gain	-	(393)	(160)	(403)
Lease termination	(1,854)	-	-	-
Adjusted	$65,654	$71,164	$68,694	$68,655
Income from operations				
GAAP Basis	$3,227	$18,086	$9,946	$4,455
Impairments and disposal gain	(278)	2,360	3,680	2,080
Lease termination	1,854	-	-	-
Adjusted	$4,803	$20,446	$13,626	$6,535
Income (loss) from continuing operations before income taxes				
GAAP Basis	$(2,589)	$11,767	$4,173	$(1,273)
Impairments and disposal gain	(278)	2,360	3,680	2,080
Lease termination	1,854	-	-	-
Gain on extinguishment of debt	-	-	(3,605)	(1,086)
Adjusted	$(1,013)	$14,127	$4,248	$(279)

GAAP RECONCILIATION

2009 SELECTED INCOME STATEMENT DETAIL



	2008 Proforma Adjustments			
	Q4'08	Q3'08	Q2'08	Q1'08
Selling, general & administrative				
GAAP Basis	$69,427	$78,136	$80,314	$83,676
Impairments	-	(150)	(418)	-
Adjusted	$69,427	$77,986	$79,896	$83,676
Income from operations				
GAAP Basis	$(3,268)	$9,352	$(322,227)	$8,854
Impairments and disposal gain	1,157	2,105	335,430	-
Adjusted	$(4,425)	$11,457	$13,203	$8,854
Income (loss) from continuing operations before income taxes				
GAAP Basis	$(2,945)	$1,993	$(331,064)	$(994)
Impairments and disposal gain	1,157	2,105	335,430	-
Gain on extinguishment of debt	(3,605)	(1,643)	-	-
Adjusted	$(5,393)	$2,455	$4,366	$(994)

GAAP RECONCILIATION

2008 SELECTED INCOME STATEMENT DETAIL



	Proforma Cash Flow from Operations			
	YTD 2010	2009	2008	2007
Cash flow from Operations				
GAAP Basis	$(6,758)	$9,934	$85,165	$(49,211)
Flooring Notes Payable, non-trade	23,854	31,417	(16,803)	69,540
Adjusted	$17,096	$41,351	$68,362	$20,329

GAAP RECONCILIATION

ADJUSTED CASH FLOW FROM OPERATIONS

